                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): October 9, 2001
                                                  ---------------


                  Lumenon Innovative Lightwave Technology, Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


            Delaware                 000-27977               98-0213257
--------------------------------------------------------------------------------
  (State or Other Jurisdiction      (Commission            (IRS Employer
       of Incorporation)            File Number)         Identification No.)


8851 Trans-Canada Highway, St-Laurent, Quebec, Canada               H4S 1Z6
--------------------------------------------------------------------------------
      (Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code: (514) 331-3738
                                                   ----------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  OTHER EVENTS.

         On October 9, 2001, Lumenon Innovative Lightwave Technology, Inc. ("Lumenon") and each of Castle Creek Technology Partners LLC ("Castle Creek") and Capital Ventures International ("Capital Ventures") agreed to amend the terms of their July 25, 2000 convertible note financing documents. The convertible notes issued by Lumenon to Castle Creek and Capital Ventures in July 2000 were amended and restated to provide for a conversion price of $1.44 per share of common stock, to eliminate certain restrictive covenants and to revise or eliminate certain events of default. As security for the repayment of amounts due under the amended and restated convertible notes, Lumenon and Lumenon's subsidiary LILT Canada Inc. ("LILT") granted Castle Creek and Capital Ventures a security interest in all of the present and future property, rights and assets of Lumenon and LILT. This security interest is subordinate to any equipment lease financing or purchase money security interest of Lumenon and the incurrence of certain types of additional indebtedness is prohibited. In addition, warrants to purchase 5,000,800 shares of common stock of Lumenon issued to Castle Creek and Capital Ventures in July 2000 were canceled and the securities purchase agreement and the registration rights agreement between Lumenon, Castle Creek and Capital Ventures were amended to eliminate or modify certain restrictive covenants. The foregoing discussion does not purport to be complete and is qualified by reference to the documents filed as Exhibits to this Current Report on Form 8-K, which documents are incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

         The Exhibits filed as part of this Current Report on Form 8-K are listed on the Exhibit Index immediately preceding such Exhibits, which Exhibit Index is incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               LUMENON INNOVATIVE LIGHTWAVE
                               TECHNOLOGY, INC.

Dated: October 11, 2001        By: /s/ Gary Moskovitz
                                   ------------------------------------
                                   Name: Gary Moskovitz
                                   Title: President and Chief Executive Officer and Acting Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                               Description
-----------                               -----------
4.1(1)          Form of Amended and Restated Convertible Note.

99.1            Agreement dated as of October 9, 2001 between Lumenon Innovative
                Lightwave Technology Inc. and Capital Venture International.

99.2            Agreement dated as of October 9, 2001 between Lumenon Innovative
                Lightwave Technology Inc. and Castle Creek Technology Partners LLC.

99.3            Amendment No. 1 to the Securities Purchase Agreement dated as of
                October 9, 2001 among Lumenon Innovative Lightwave Technology, Inc. and the Investors (as defined therein).

99.4            Amendment No. 1 to the Registration Rights Agreement dated as of
                October 9, 2001 among Lumenon Innovative Lightwave Technology, Inc. and the Investors (as defined therein).

99.5            Form of Deed of Hypothec.

99.6            Form of Security Agreement.

-------------

(1)             The schedule to this document was omitted by Lumenon. Lumenon agrees to furnish such schedule supplementally to the Securities and Exchange
                Commission upon written request.
